[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------




                               [Graphic Omitted]

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                     INVESTMENT ADVISER
Jeffrey L. Shames*                                           Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and Director,             500 Boylston Street
MFS(R) Investment Management(SM)                             Boston, MA 02116-3741

Nelson J. Darling, Jr.                                       DISTRIBUTOR
Professional Trustee                                         MFS Fund Distributors, Inc.
                                                             500 Boylston Street
William R. Gutow                                             Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;                    SHAREHOLDER SERVICE CENTER
Real Estate Consultant                                       MFS Service Center, Inc.
                                                             P.O. Box 2281
PORTFOLIO MANAGER                                            Boston, MA 02107-9906
Bernard A. Scozzafava*
                                                             For additional information,
CHAIRMAN AND PRESIDENT                                       contact your financial adviser.
Jeffrey L. Shames*
                                                             CUSTODIAN
TREASURER                                                    State Street Bank and Trust Company
W. Thomas London*
                                                             WORLD WIDE WEB
ASSISTANT TREASURERS                                         www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer

    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 4.67% (including the reinvestment of any distributions). This compares to a 4.50% return for the Lehman Brothers High Yield Bond Index. The high-yield market is experiencing an unprecedented period of growth and strong performance and continues to be the best-performing domestic fixed-income asset class. So far this year, a record $97 billion of high-yield bonds have been issued by 422 companies, and the market has surpassed $570 billion in bonds outstanding. Healthy economic growth has contributed to the market's performance as companies have continued to post improved operating results.

The spread, or difference, between yields on high-yield bonds and U.S. Treasury notes has widened recently as some global equity investors have sought the security of the Treasury market following renewed concerns about economic problems in Asia. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of this flight to quality, the yield on Treasury notes fell slightly, to 5.4%, while the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade U.S. corporate debt, remained at 9.2%. Given the low level of interest rates, we believe the high-yield market remains attractively valued, with the spread to Treasuries 3.8%, its widest level in two-and-a-half years.

While the economic slowdown in Asia could adversely affect the U.S. economy, we do not think it will materially impact the credit quality of the high-yield companies owned by the Series. The Series is primarily invested in the bonds of domestic companies, and when the crisis in Southeast Asia developed last fall, we reduced our holdings in companies with high exports to that area.

We believe that many high-yield telecommunications issues continue to represent good value, given their growth opportunities and the higher yields available in this sector. The telecommunications sector is our largest industry overweighting and has been one of the best-performing sectors in the high-yield market over the past 12 months. The Series is also overweighted in the aerospace sector, in which equipment suppliers such as BE Aerospace are benefiting from strong orders for new commercial aircraft. Our portfolio is underweighted in the energy sector, but we will look for investment opportunities in this area because recently yields have risen in response to oil prices sinking to their lowest levels in 12 years.

Respectfully,

/s/ Bernard A. Scozzafava

    Bernard A. Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is a Vice President -- MFS(R) Investment Management(SM). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) Variable Insurance Trust.

He joined MFS in 1989 as Investment Officer and was named an Assistant Vice President in 1991, a Vice President in 1993 and portfolio manager of the annuity series in 1994. Prior to joining MFS he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

SERIES FACTS

Objective:                     Seeks high current income by investing primarily
                               in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of
investment operations:         July 26, 1995

Size:                          $40.1 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                       6 Months       1 Year      10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  +4.67%      +11.34%            +39.95%
--------------------------------------------------------------------------------
Average Annual Total Return                 --       +11.34%            +12.15%
--------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Bonds - 93.7%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)                 Value
------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.6%
  Aerospace - 4.7%
    Airplane Pass-Through Trust, 10.875s, 2019                            $   75           $    84,716
    BE Aerospace, Inc., 9.875s, 2006                                         345               365,700
    CHC Helicopter Corp., 11.5s, 2002                                        103               109,438
    K & F Industries, Inc., 9.25s, 2007                                      220               222,200
    L3 Communications Corp., 10.375s, 2007                                   400               442,000
    L3 Communications Corp., 8.5s, 2008##                                    100               100,375
    MOOG, Inc., 10s, 2006                                                    255               272,850
    Stellex Industries, Inc., 9.5s, 2007                                     175               171,938
    United Defense Industries, Inc., 8.75s, 2007                             100               101,250
                                                                                           -----------
                                                                                           $ 1,870,467
------------------------------------------------------------------------------------------------------
  Automotive - 2.0%
    Hayes Wheels International, Inc., 11s, 2006                           $  100           $   112,250
    Hayes Wheels International, Inc., 9.125s, 2007                           225               235,125
    Oxford Automotive, Inc., 10.125s, 2007                                   250               257,500
    Talon Automotive Group, Inc., 9.625s, 2008##                             100                99,000
    Venture Holdings Trust, 9.75s, 2004                                      100               101,000
                                                                                           -----------
                                                                                           $   804,875
------------------------------------------------------------------------------------------------------
  Building - 3.1%
    AAF-McQuay, Inc., 8.875s, 2003                                        $  275           $   271,219
    Building Materials Corp., 8.625s, 2006                                    60                61,800
    International Utility Structures, Inc., 10.75s, 2008##                   160               163,800
    Nortek, Inc., 9.875s, 2004                                               225               232,875
    Nortek, Inc., 9.25s, 2007                                                245               249,900
    Williams Scotsman, Inc., 9.875s, 2007                                    250               260,000
                                                                                           -----------
                                                                                           $ 1,239,594
------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Anacomp, Inc., 10.875s, 2004                                          $  345           $   362,250
    Iron Mountain, Inc., 10.125s, 2006                                       175               189,875
    Pierce Leahy Corp., 11.125s, 2006                                         49                54,880
    Pierce Leahy Corp., 9.125s, 2007                                         125               128,125
    Zilog, Inc., 9.5s, 2005##                                                140                99,400
                                                                                           -----------
                                                                                           $   834,530
------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Acetex, Inc., 9.75s, 2003                                             $  165           $   169,744
    PCI Chemicals Canada, Inc., 9.25s, 2007                                  140               138,600
    Sterling Chemicals, Inc., 11.25s, 2007                                   100                98,000
                                                                                           -----------
                                                                                           $   406,344
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    Rhythms Netconnections, Inc., 0s to 2003, 13.5s to 2008               $  150           $    73,500
    Unisys Corp., 12s, 2003                                                  325               368,875
    Verio, Inc., 10.375s, 2005##                                             100               103,000
                                                                                           -----------
                                                                                           $   545,375
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.3%
    Galey & Lord, Inc., 9.125s, 2008                                      $  200           $   192,500
    Kindercare Learning Centers, Inc., 9.5s, 2009                            180               180,900
    Polymer Group, Inc., 9s, 2007                                            225               228,937
    Reeves Industries, Inc., 11s, 2002                                        29                28,701
    Reeves Industries, Inc., 13s, 2004                                        28                13,972
    Remington Products Co. LLC, 11s, 2006                                    165               151,387
    Revlon Consumer Products Corp., 8.625s, 2008##                           230               230,000
    Samsonite, Inc., 10.75s, 2008##                                          125               123,750
    Synthetic Industries, Inc., 9.25s, 2007                                  560               579,600
                                                                                           -----------
                                                                                           $ 1,729,747
------------------------------------------------------------------------------------------------------
  Containers - 2.7%
    Atlantis Group, Inc., 11s, 2003                                       $   90           $    94,950
    Gaylord Container Corp., 9.75s, 2007                                     275               270,875
    Gaylord Container Corp., 9.875s, 2008##                                  200               194,000
    Graham Packaging Co./GPC Capital, 8.75s, 2008##                          100                99,500
    Silgan Holdings, Inc., 9s, 2009                                          175               181,125
    U.S. Can Corp., 10.125s, 2006                                            245               257,862
                                                                                           -----------
                                                                                           $ 1,098,312
------------------------------------------------------------------------------------------------------
  Energy - 3.6%
    Chesapeake Energy Corp., 9.625s, 2005##                               $  250           $   250,625
    Clark USA, Inc., 10.875s, 2005                                           315               346,500
    Giant Industries, Inc., 9s, 2007                                         100               102,500
    Gulfmark Offshore, 8.75s, 2008##                                         150               145,500
    P & L Coal Holdings Corp., 9.625s, 2008##                                275               282,562
    Petsec Energy, Inc., 9.5s, 2007                                          180               181,800
    Pool Energy Services Co., 8.625s, 2008##                                 150               144,000
                                                                                           -----------
                                                                                           $ 1,453,487
------------------------------------------------------------------------------------------------------
  Entertainment - 2.3%
    Allbritton Communications Co., 9.75s, 2007                            $  375           $   412,500
    AMC Entertainment, Inc., 9.5s, 2009                                      250               252,500
    American Skiing Co., 12s, 2006                                            25                28,062
    Cinemark USA, Inc., 9.625s, 2008                                         225               231,750
    Marvel Holdings, Inc., 0s, 1998**                                        185                 6,938
                                                                                           -----------
                                                                                           $   931,750
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Delta Beverage Group, Inc., 9.75s, 2003##                             $  160           $   167,600
    Friendly Ice Cream Corp., 10.5s, 2007##                                  165               174,075
    Purina Mills, Inc., 9s, 2010##                                           175               179,813
    Specialty Foods Corp., 10.25s, 2001                                      350               339,500
                                                                                           -----------
                                                                                           $   860,988
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 3.4%
    Buckeye Cellulose Corp., 8.5s, 2005                                   $  115           $   116,438
    Florida Coast Paper Co. LLC, 12.75s, 2003                                300               336,000
    Pacific Lumber Co., 10.5s, 2003                                           75                77,250
    Repap New Brunswick, Inc., 9s, 2004##                                     75                75,375
    Repap New Brunswick, Inc., 10.625s, 2005                                 300               303,000
    Speciality Paperboard, Inc., 9.375s, 2006                                125               131,250
    Uniforet, Inc., 11.125s, 2006                                             35                33,600
    U.S. Timberlands, 9.625s, 2007                                           280               283,500
                                                                                           -----------
                                                                                           $ 1,356,413
------------------------------------------------------------------------------------------------------
  Industrial - 2.1%
    Argo Tech Corp., 8.625s, 2007##                                       $  130           $   131,950
    Clark-Schwebel, Inc., 10.5s, 2006                                         50                55,313
    IMO Industries, Inc., 11.75s, 2006                                       200               225,000
    Interlake Corp., 12s, 2001                                                75                81,750
    Interlake Corp., 12.125s, 2002                                           175               178,500
    International Knife & Saw, Inc., 11.375s, 2006                           100               107,000
    Simonds Industries, Inc., 10.25s, 2008                                    50                50,000
                                                                                           -----------
                                                                                           $   829,513
------------------------------------------------------------------------------------------------------
  Machinery - 2.5%
    AGCO Corp., 8.5s, 2006                                                $  200           $   206,000
    Columbus Mckinnon Corp., 8.5s, 2008##                                    185               181,763
    Grove Worldwide LLC, 9.25s, 2008##                                        50                49,000
    Newcor, Inc., 9.875s, 2008##                                             350               353,500
    Numatics, Inc., 9.625s, 2008##                                           200               202,250
                                                                                           -----------
                                                                                           $   992,513
------------------------------------------------------------------------------------------------------
  Manufacturing - 0.7%
    Furon Co., 8.125s, 2008##                                             $  135           $   134,831
    Thermadyne Manufacturing, 9.875s, 2008                                   150               151,125
                                                                                           -----------
                                                                                           $   285,956
------------------------------------------------------------------------------------------------------
  Media - 10.4%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                      $  150           $   122,625
    Chancellor Media Corp., 8.75s, 2007                                      200               208,500
    Charter Communications Southeast LP, 11.25s, 2006                        325               358,312
    Cumulus Media, Inc., 10.375s, 2008                                        40                40,550
    EchoStar Communications Corp., 0s to 2000, 13.125s to 2004               335               325,787
    EchoStar Satellite Broadcasting Corp., Principal
      Stripped, 0s, 2004*##                                                  115               105,656
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                             200               204,000
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007                    260               205,400
    GlobalStar LP/Capital, 11.375s, 2004##                                   195               189,150
    Granite Broadcasting Corp., 10.375s, 2005##                              200               210,000
    Granite Broadcasting Corp., 8.875s, 2008                                 150               151,687
    Hollinger International Publishing, Inc., 9.25s, 2007                    160               168,800
    Intermedia Capital Partners IV, LP, 11.25s, 2006                         100               111,750
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007              400               292,000
    Liberty Group Operating, Inc., 9.375s, 2008                              180               184,500
    LIN Holdings Corp., 0s to 2003, 10s to 2008##                            325               217,750
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                   300               195,000
    Outdoor Systems, Inc., 8.875s, 2007                                      125               130,156
    Renaissance Media Louisiana LLC, 0s to 2003, 10s to 2008##                75                44,250
    Rodgers Cablesystems, Inc., 10.125s, 2012                                300               326,250
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008##                                                       610               376,675
                                                                                           -----------
                                                                                           $ 4,168,798
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.6%
    Beverly Enterprises, Inc., 9s, 2006                                   $  150           $   156,375
    Fresenius Medical Care Capital Trust, 7.875s, 2008##                     200               196,500
    Insight Health Services Corp., 9.625s, 2008##                             75                74,531
    Mediq, Inc., 11s, 2008##                                                 125               128,125
    Oxford Health Plans, Inc., 11s, 2005##                                    75                76,219
    Pharmerica, Inc., 8.375s, 2008##                                         100               100,250
    Physician Sales & Service, Inc., 8.5s, 2007##                            140               143,850
    Prime Medical Services, Inc., 8.75s, 2008##                              175               173,250
                                                                                           -----------
                                                                                           $ 1,049,100
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 6.0%
    Commonwealth Aluminum Corp., 10.75s, 2006                             $  225           $   231,750
    Doe Run Resources Corp., 11.25s, 2005##                                  200               202,000
    Haynes International, Inc., 11.625s, 2004                                300               337,500
    Johnstown America Industries, Inc., 11.75s, 2005                         500               553,750
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                          375               403,125
    Keystone Consolidated Industries, Inc., 9.625s, 2007                     230               236,325
    Metal Management, Inc., 10s, 2008##                                      100                98,250
    Metals USA, Inc., 8.625s, 2008##                                         175               169,750
    Wheeling Pittsburgh Corp., 9.25s, 2007                                    70                71,400
    WHX Corp., 10.5s, 2005                                                   100               100,250
                                                                                           -----------
                                                                                           $ 2,404,100
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Big Flower Press Holdings, Inc., 8.875s, 2007##                       $  100           $   101,750
    Day International Group, Inc., 11.125s, 2005                              50                54,500
    General Binding Corp., 9.375s, 2008##                                    125               126,875
    Golden Books Publishing, Inc., 7.65s, 2002                                75                58,500
    Transwestern Publishing Co., 9.625s, 2007##                               85                86,913
                                                                                           -----------
                                                                                           $   428,538
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.8%
    Boyd Gaming Corp., 9.5s, 2007                                         $  435           $   452,400
    Casino America, Inc., 12.5s, 2003                                        150               169,500
    Coast Hotels & Casinos, Inc., 13s, 2002                                  155               179,412
    Eldorado Resorts LLC, 10.5s, 2006                                        100               110,000
    Grand Casinos, Inc., 10.125s, 2003                                       350               381,500
    Planet Hollywood, 12s, 2005                                              125               112,500
    Prime Hospitality Corp., 9.75s, 2007                                     150               159,375
    Red Roof Inns, Inc., 9.625s, 2003                                        305               314,150
    Santa Fe Hotel, Inc., 11s, 2000                                           65                64,350
                                                                                           -----------
                                                                                           $ 1,943,187
------------------------------------------------------------------------------------------------------
  Retail - 1.8%
    Cole National Group, Inc., 8.625s, 2007                               $  350           $   353,500
    Finlay Enterprises, Inc., 9s, 2008                                       100               100,500
    Finlay Fine Jewelry Corp., 8.375s, 2008                                   75                75,375
    Musicland Group, Inc., 9.875s, 2008                                      200               199,000
                                                                                           -----------
                                                                                           $   728,375
------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Boyds Collection Ltd., 9s, 2008##                                     $  275           $   275,000
    Thermadyne Holdings, 0s to 2003, 12.5s to 2008##                         250               138,750
                                                                                           -----------
                                                                                           $   413,750
------------------------------------------------------------------------------------------------------
  Steel - 2.2%
    Alaska Steel Holdings Corp., 9.125s, 2006                             $  160           $   167,200
    GS Technologies Operating, Inc., 12.25s, 2005                            100               114,000
    Schuff Steel Co., 10.5s, 2008##                                          175               174,125
    UCAR Global Enterprises, Inc., 12s, 2005                                 100               108,750
    WCI Steel, Inc., 10s, 2004                                               300               308,250
                                                                                           -----------
                                                                                           $   872,325
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                      $  125           $   140,625
------------------------------------------------------------------------------------------------------
  Telecommunications - 19.0%
    Allegiance Telecom, Inc., 0s to 2003, 11.75s to 2008##                $  200           $   106,500
    American Cellular Corp., 10.5s, 2008##                                   150               150,000
    American Mobile Satellite Corp., 12.25s, 2008##                          160               148,800
    Clearnet Communications, Inc., 0s to 2000, 14.75s to 2005                175               146,125
    Crown Castle International Corp., 0s to 2002, 10.625s to 2007            375               255,938
    CSC Holdings, Inc., 9.25s, 2005                                          250               267,500
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                            500               367,500
    Esprit Telecom Group PLC, 10.875s, 2008##                                200               198,000
    Exodus Communications, Inc., 11.25s, 2008##                              300               301,125
    Flag Ltd., 8.25s, 2008##                                                 225               226,688
    GCI, Inc., 9.75s, 2007                                                   300               313,500
    Global Crossing Holdings Ltd., 9.625s, 2008##                            225               234,563
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                            475               377,625
    ITC Deltacom, Inc., 11s, 2007                                             81                90,720
    Lenfest Communications, Inc., 10.5s, 2006                                175               203,875
    Level 3 Commerce, Inc., 9.125s, 2008##                                   325               316,062
    McCaw International Ltd., 0s to 2002, 13s to 2007                        175               115,938
    Metronet Communications Corp., 0s to 2002, 10.75s to 2007##              820               522,175
    MJD Communications, Inc., 9.5s, 2008##                                   100               102,250
    Mobile Telecommunication Technologies Corp., 13.5s, 2002                 135               154,575
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                   585               496,912
    Nextel International, Inc., 0s to 2003, 12.125s to 2008##                485               278,875
    Nextlink Communications, Inc., 9.625s, 2007                              100               102,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                      325               195,000
    Pathnet, Inc., 12.25s, 2008##                                            150               159,000
    Pinnacle Holdings, Inc., 0s to 2003, 10s to 2008##                       215               140,825
    Psinet, Inc., 10s, 2005                                                  175               178,500
    Qwest Communications International, Inc., 0s to 2002,
      9.47s to 2007                                                          250               187,500
    RCN Corp., 0s to 2002, 11.25s to 2007                                    475               305,188
    Rural Cellular Corp., 9.625s, 2008##                                     100               100,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                      300               166,500
    Telesystem International Wireless, Inc., 0s to 2002,
      10.5s to 2007##                                                        150                90,187
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                         325               216,125
    Triton PCS, Inc., 0s to 2003, 11s to 2008##                              300               175,500
    Western Wireless Corp., 10.5s, 2007                                      200               215,000
                                                                                           -----------
                                                                                           $ 7,606,571
------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Moran Transportation Co., 11.75s, 2004                                $   50           $    55,625
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    El Paso Electric Co., 8.9s, 2006                                      $   75           $    84,599
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $35,135,457
------------------------------------------------------------------------------------------------------
Foreign Bonds - 6.1%
  Greece - 0.2%
    Fage Dairy Industries SA, 9s, 2007 (Consumer Goods and
      Services)                                                           $   75           $    72,938
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.7%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006 (Telecommunications)                      $  380           $   296,400
------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Satelites Mexicanos S A De C V, 10.125s, 2004
      (Telecommunications)##                                              $  175           $   171,062
------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Ptc International Finance BV, 0s to 2002, 10.75s to
      2007 (Financial Services)                                           $  175           $   119,000
------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Ministry of Finance, Russia, 10s, 2007                                $  140           $   105,000
    Ministry of Finance, Russia, 12.75s, 2028##                               60                53,700
                                                                                           -----------
                                                                                           $   158,700
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Republic of Korea, 8.875s, 2008                                       $  125           $   113,056
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.8%
    Colt Telecom Group PLC, 0s to 2006, 12s to 2006
      (Telecommunications)                                                $  225           $   177,750
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                              135               135,000
    Dialog Corporation PLC, 11s, 2007 (Media)                                325               359,125
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                                     10                 8,300
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecommunications)##                                                 325               183,625
    HMV Media Group PLC, 10.25s, 2008 (Media)##                              235               238,525
    Middleweb PLC Bankers Trust Lux, 10.5s, 2008 (Banks
      and Credit Companies)##                                          GBP   100               166,383
    Newsquest Capital PLC, 11s, 2006 (Printing and
      Publishing)                                                         $   15                16,950
    Telewest PLC, 9.625s, 2006 (Telecommunications)                          225               237,375
                                                                                           -----------
                                                                                           $ 1,523,033
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $ 2,454,189
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $37,143,925)                                                 $37,589,646
------------------------------------------------------------------------------------------------------

Preferred Stock - 3.5%
------------------------------------------------------------------------------------------------------
                                                                          Shares
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s#                                        149           $     1,490
------------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Time Warner, Inc., 10.25s                                                447           $   500,640
------------------------------------------------------------------------------------------------------
  Media - 0.8%
    Primedia, Inc., 8.625s                                                 1,650           $   160,050
    Primedia, Inc., 10s                                                    1,500               153,000
                                                                                           -----------
                                                                                           $   313,050
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Supermarkets General Holdings Corp., $3.52 Exch., 2007#                1,500           $    46,125
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    CSC Holdings, Inc., 11.125s                                            3,139           $   355,492
    Rural Cellular Corp., 11.375s##                                          200               201,000
                                                                                           -----------
                                                                                           $   556,492
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,353,270)                                        $ 1,417,797
------------------------------------------------------------------------------------------------------

Warrants - 0.1%
------------------------------------------------------------------------------------------------------
    Allegiance Telecom, Inc. (Telecommunications)*                           200           $        50
    Esat Holdings Ltd. (Telecommunications)*##                               500                17,500
    GlobalStar Telecommunications (Telecommunications)##*                    195                21,450
    McCaw International Ltd. (Telecommunications)*##                         175                   219
    Orion Network Systems, Inc. (Telecommunications)*                        100                 1,000
    Orion Network Systems, Inc. (Telecommunications)*                        200                 4,000
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*               129                     1
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $26,601)                                                  $    44,220
------------------------------------------------------------------------------------------------------

Commercial Paper - 2.5%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                   (000 Omitted)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98, at amortized cost                $1,000           $ 1,000,000
------------------------------------------------------------------------------------------------------

Bond Unit - 1.2%
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Digital Teleport Holdings, Inc., 0s to 2003, 12.5s to 2008##          $  250           $   135,000
    Versatel Telecom B V, 13.25s, 2008##                                     100               105,000
    Viatel, Inc., 0s, 2008##                                                 150                90,750
    Viatel, Inc., 11.25s, 2008##                                             135               141,750
------------------------------------------------------------------------------------------------------
Total Bond Unit (Identified Cost, $474,659)                                                $   472,500
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $39,998,455)                                           $40,524,163

Other Assets, Less Liabilities - (1.0)%                                                       (419,272)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $40,104,891
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
 #Payment-in-kind security.
##SEC Rule 144A restriction.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $39,998,455)               $40,524,163
  Cash                                                                     6,300
  Receivable for Series shares sold                                      112,303
  Receivable for investments sold                                         50,750
  Interest receivable                                                    706,295
  Deferred organization expenses                                           3,808
  Other assets                                                               197
                                                                     -----------
      Total assets                                                   $41,403,816
                                                                     -----------
Liabilities:
  Payable for Series shares reacquired                               $   852,672
  Payable for investments purchased                                      440,000
  Payable to affiliate for management fee                                  2,511
  Accrued expenses and other liabilities                                   3,742
                                                                     -----------
      Total liabilities                                              $ 1,298,925
                                                                     -----------
Net assets                                                           $40,104,891
                                                                     ===========
Net assets consist of:
  Paid-in capital                                                    $37,766,476
  Unrealized appreciation on investments                                 525,708
  Accumulated undistributed net realized gain on investments             313,296
  Accumulated undistributed net investment income                      1,499,411
                                                                     -----------
      Total                                                          $40,104,891
                                                                     ===========
Shares of beneficial interest outstanding                             3,315,850
                                                                      =========
Net assset value per share
  (net assets of $40,104,891 / 3,315,850 shares of beneficial
  interest outstanding)                                                $12.09
                                                                       ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $1,633,808
    Dividends                                                           50,528
                                                                    ----------
      Total investment income                                       $1,684,336
                                                                    ----------
  Expenses -
    Management fee                                                  $  134,721
    Trustees' compensation                                               1,017
    Shareholder servicing agent fee                                      6,169
    Administrative fee                                                   2,651
    Custodian fee                                                        7,214
    Printing                                                            10,769
    Auditing fees                                                        2,900
    Legal fees                                                             648
    Amortization of organization expenses                                  911
    Miscellaneous                                                        5,442
                                                                    ----------
      Total expenses                                                $  172,442
    Fees paid indirectly                                                (6,568)
    Preliminary reimbursement of expenses by investment adviser         13,754
                                                                    ----------
      Net expenses                                                  $  179,628
                                                                    ----------
        Net investment income                                       $1,504,708
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                    $  317,468
  Change in unrealized appreciation on investments                    (220,837)
                                                                    ----------
    Net realized and unrealized gain on investments                 $   96,631
                                                                    ----------
      Increase in net assets from operations                        $1,601,339
                                                                    ==========

See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             Six Months Ended                 Year Ended
                                                                June 30, 1998          December 31, 1997
                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 1,504,708                $ 1,832,060
  Net realized gain on investments                                    317,468                    626,112
  Net unrealized gain (loss) on investments                          (220,837)                   469,575
                                                                  -----------                -----------
    Increase in net assets from operations                        $ 1,601,339                $ 2,927,747
                                                                  -----------                -----------
Distributions declared to shareholders -
  From net investment income                                      $(1,834,168)               $      --
  From net realized gain on investments                              (629,079)                      --
                                                                  -----------                -----------
      Total distributions declared to shareholders                $(2,463,247)               $      --
                                                                  -----------                -----------
Net increase in net assets from Series share transactions         $10,305,233                $14,739,696
                                                                  -----------                -----------
      Total increase in net assets                                $ 9,443,325                $17,667,443
Net assets:
  At beginning of period                                           30,661,566                 12,994,123
                                                                  -----------                -----------
  At end of period (including accumulated undistributed net
    investment income of $1,499,411 and $1,828,871,
    respectively)                                                 $40,104,891                $30,661,566
                                                                  ===========                ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                               Period Ended          -----------------------           Period Ended
                                                              June 30, 1998            1997            1996      December 31, 1995*
                                                                (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $12.34           $10.87          $10.29               $10.00
                                                                     ------           ------          ------               ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.53           $ 0.95          $ 0.89               $ 0.34
  Net realized and unrealized gain on investments                      0.05             0.52            0.32                 0.18
                                                                     ------           ------          ------               ------
      Total from investment operations                               $ 0.58           $ 1.47          $ 1.21               $ 0.52
                                                                     ------           ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.62)          $ --            $(0.53)              $(0.23)
  From net realized gain on investments                               (0.21)            --             (0.10)                --
                                                                     ------           ------          ------               ------
      Total distributions declared to shareholders                   $(0.83)          $ --            $(0.63)              $(0.23)
                                                                     ------           ------          ------               ------
Net asset value - end of period                                      $12.09           $12.34          $10.87               $10.29
                                                                     ======           ======          ======               ======
Total return                                                          4.67%++         13.52%          11.80%                5.25%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            1.00%+           1.00%           1.00%                1.00%+
  Net investment income                                               8.34%+           8.17%           8.18%                8.17%+
Portfolio turnover                                                      77%             139%            135%                  32%
Net assets at end of period (000 omitted)                           $40,105          $30,662         $12,994               $1,946
  *For the period from the commencement of the Series' investment operations, July 26, 1995, through
   December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series' expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, at not more than 1.00% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
   Net investment income                                             $ 0.53           $ 0.93          $ 0.82               $ 0.20
   Ratios (to average net assets):
     Expenses##                                                       0.96%+           1.15%           1.62%                4.38%+
     Net investment income                                            8.38%+           8.02%           7.56%                4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is composed of the following 13 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 13 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of local currencies and the U.S. dollar and to the effects of changes in each countries legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $80,295.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $36,505,766 and $26,517,412, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $39,998,455
                                                                   ===========
Gross unrealized appreciation                                      $ 1,110,626
Gross unrealized depreciation                                         (584,918)
                                                                   -----------
    Net unrealized appreciation                                    $   525,708
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                       Six Months Ended June 30, 1998       Year Ended December 31, 1997
                                       ------------------------------      ------------------------------
                                           Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------
Shares sold                             1,766,947      $  22,001,162        2,948,827      $  34,268,303
Shares issued to shareholders in
  reinvestment of distributions           204,758          2,463,243         --                --
Shares reacquired                      (1,140,643)       (14,159,172)      (1,659,364)       (19,528,607)
                                       ----------      -------------       ----------      -------------
    Net increase                          831,062      $  10,305,233        1,289,463      $  14,739,696
                                       ==========      =============       ==========      =============

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1998, was $44.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               VHI-3 8/98 13.55M